Exhibit 99.1

GIGCAPITAL, INC. ANNOUNCES APPROVAL OF BUSINESS COMBINATION

WITH KALEYRA S.P.A

AND RESULTS OF CASH TENDER OFFER FOR ITS RIGHTS

PALO ALTO, Calif. and MILAN, Italy– November 25, 2019 — GigCapital, Inc., (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS) (“GigCapital” or the “Company”) a Technology, Media and Telecom (TMT) Private-to-Public Equity (PPE)™ corporation, today announced that all of the proposals related to its previously announced business combination (the “Business Combination”) with Kaleyra S.p.A. (“Kaleyra”) have been approved by the Company’s stockholders at its special meeting held on November 22, 2019, with 10,594,629 shares being voted in favor out of the Company’s total of 11,636,542 shares of common stock, and representing 98.1% of the shares that were voted. GigCapital and Kaleyra expect the closing of the Business Combination to occur on November 25, 2019.

Upon closing of the transaction, the combined company will change its name to “Kaleyra, Inc.” and intends to apply to list the shares issued to the sellers of Kaleyra’s common stock on the New York Stock Exchange (“NYSE”) under the symbol “KLR”. GigCapital’s units (each comprised of one share of common stock, one right to receive one-tenth of one share of common stock and three-fourths of one warrant to purchase one share of common stock), will cease to trade as an individual security and, instead, will be separated into their constituent securities, and the common stock and warrants of the post-combination company are expected to trade on the NYSE under the symbols “KLR” and “KLR WS,” respectively, with the rights converting into shares of common stock upon the closing.

The Company also announced today the results of its previously announced tender offer to purchase up to 14,873,256 of its outstanding rights (each of the rights representing the right to receive one-tenth of one share of GigCapital common stock) at a purchase price of $0.99 per right, in cash, less any applicable withholding taxes and without interest (the “Tender Offer”). The Tender Offer expired at one minute past 11:59 p.m., New York City time, on November 22, 2019 (the “Expiration Time”). As of the Expiration Time, 1,655,691 or 11.13% of the outstanding rights had been validly tendered and not withdrawn in the Tender Offer. GigCapital has accepted for purchase all of the rights validly tendered and delivered (and not validly withdrawn) in the Tender Offer at or prior to the Expiration Time. Total consideration of $1,639,134.09 will be paid to the tendering right holders promptly following the closing of the Business Combination.

Additional Information About the Business Combination and Where to Find It

Additional information about the Business Combination with Kaleyra and related transactions is described in GigCapital’s definitive proxy statement relating to the Business Combination and the respective businesses of GigCapital and Kaleyra, which GigCapital has filed with the Securities and Exchange Commission (the “SEC”). The definitive proxy statement was mailed on November 9, 2019 to stockholders of GigCapital as of October 3, 2019.

Stockholders may also obtain a copy of the definitive proxy statement, as well as other documents filed with the SEC by GigCapital, without charge, at the SEC’s website located at www.sec.gov or by directing a request to Brad Weightman, Vice President and Chief Financial Officer, GigCapital, Inc., 2479 E. Bayshore Rd., Suite 200 Palo Alto, CA 94303, or by telephone at (650) 276-7040.

Additional Information About the Tender Offer and Where to Find It

This press release is neither an offer to purchase nor a solicitation of an offer to sell any of the Company’s rights. The offer to purchase and the solicitation of offers to sell are only being made solely pursuant to the offer to purchase dated October 8, 2019, as amended by Amendment Nos. 1 and 2 to Schedule TO dated October 17, 2019, Amendment No. 3 to Schedule TO dated October 18, 2019, Amendment No. 4 to Schedule TO dated October 28, 2019, Amendment No. 5 to Schedule TO dated November 7, 2019, Amendment No. 6 to Schedule TO dated November 8, 2019 and Amendment No. 7 to Schedule TO dated November 25, 2019, the related letter of transmittal and other offer materials included as exhibits to the tender offer statement on Schedule TO that the Company has with the SEC. The tender offer statement (including the offer to purchase, related letter of transmittal and other offer materials) contains important information that should be read carefully and considered before any decision is made with respect to the tender offer. These materials are being distributed free of charge to all of the Company’s right holders. In addition, these materials (and all other materials filed by the Company with the SEC) are available at no charge from the SEC through its website at www.sec.gov. Right holders may also obtain free copies of the documents filed with the SEC by the Company by directing a request to the information agent at MacKenzie Partners, Inc., 1407 Broadway, 27th Floor, New York, NY 10018.

Participants in the Solicitation

Kaleyra, GigCapital and their respective directors and executive officers and other persons may be deemed to be participants in the solicitations of proxies from GigCapital’s stockholders in respect of the Business Combination and related transactions. Information regarding GigCapital’s directors and executive officers is available in its Form 10-K filed with the SEC on December 6, 2018. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the definitive proxy statement related to the Business Combination and related transactions, and which can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This press release may include forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 regarding the Business Combination, the Tender Offer, the Company and Kaleyra. All statements, other than statements of historical facts, included in this press release that address activities, events or developments that the Company and/or Kaleyra expects or anticipates will or may occur in the future are forward-looking statements and are identified with, but not limited to, words such as “believe” and “expect”. Such forward-looking statements include, but are not limited to, statements regarding the closing of the Business Combination, potential capital alternatives or changes to the capital structure of the Company and the expectations, hopes, beliefs, intentions, plans, prospects or strategies regarding the business combination and future business plans of the Company and Kaleyra management teams. In addition, any statements that refer to projections, forecasts or other characterizations of future events or circumstances, including any underlying assumptions, are forward-looking statements. These statements are based on certain assumptions and analyses made by the management of the Company and/or Kaleyra in light of their respective experience and their perception of historical trends, current conditions and expected future developments and their potential effects on the Company and Kaleyra as well as other factors they believe are appropriate in the circumstances. There can be no assurance that future developments affecting the Company or Kaleyra will be those anticipated and actual results may differ materially from those expressed in this press release due to many factors such as, but not limited to, the ability to satisfy closing conditions for the Business Combination, the ability of the combined company to meet the NYSE’s listing standards, and that the Company will have sufficient capital upon the approval of the Business Combination to operate as anticipated. Should one or more of these risks or uncertainties materialize, or should any of the assumptions being made prove incorrect, actual results may vary in material respects from those projected in these forward-looking statements. These statements speak only as of the date they are made and none of the Company and/or Kaleyra undertakes any obligation to update any forward-looking statements contained in this press release to reflect events or circumstances which arise after the date of this press release.

No Offer or Solicitation

This communication shall neither constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation, or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction

About GigCapital, Inc.

GigCapital, Inc. (NYSE: GIG, GIG.U, GIG.RT, and GIG.WS), is a Private-to-Public Equity (PPE)™ company, (also known as a Blank-Check or Special Purpose Acquisition Company (“SPAC”)), sponsored by GigAcquisitions, LLC, and sole-managed by GigFounders, LLC (www.gigfoundersglobal.com). All were founded in 2017 by Dr. Avi Katz. The GigCapital Group companies are led by an affiliated team of technology industry experts, deploying a unique Mentor-Investors™ methodology to partner with exceptional privately-held and non-U.S. public technology companies of dedicated solid entrepreneurs. The GigCapital Group companies offer financial, operational and executive mentoring to U.S. and global private, and non-U.S. public companies, in order to accelerate their path from inception and as a privately-held entity into the growth-stage as a publicly traded company in the U.S. The partnership of the GigCapital Group with these companies continues through an organic and roll-up strategy growth post the transition to a public company. For more information, visit www.gigcapitalglobal.com.

About Kaleyra

Kaleyra, S.pA. is a global group providing mobile communication services for financial institutions and enterprises of all sizes worldwide. Through its proprietary platform, Kaleyra manages multi-channel integrated communication services on a global scale, comprising of messages, push notifications, e-mail, instant messaging, voice services and chatbots. Kaleyra’s technology today makes it possible to safely and securely manage billions of messages monthly with a reach to hundreds of MNOs and over 190 countries. For more information: https://www.kaleyra.com.

Contacts

GigCapital:

Darrow Associates, Inc.

Jim Fanucchi

+1 (408) 404-5400

ir@gigcapitalglobal.com

Kaleyra:

(Media)

Marco Lastrico

Barabino & Partners USA, LLC

+1 212 308 8710

m.lastrico@barabinousa.com

Information Agent for Tender Offer:

MacKenzie Partners, Inc.

1407 Broadway, 27th Floor

New York, NY 10018

Telephone: (212) 929-5500 (Call Collect)

or Call Toll-Free: (800) 322-2885

Email: tenderoffer@mackenziepartners.com

Investors:

Darrow Associates, Inc.

Alison Ziegler

+1 (201) 220-2678

Jim Fanucchi

+1 (408) 404-5400

ir@kaleyra.com